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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant ☒   Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

CNB Bancorp, Inc

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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(2)	Form, Schedule or Registration Statement No.:

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(4)	Date Filed:

P. O. Box 100, Windsor, VA 23487 ph. (757) 242-4422

April 7, 2008

Dear Shareholder:

You are cordially invited to attend the annual meeting of shareholders of CNB Bancorp, Inc. (the “Company”) to be held at Citizens National Bank, on Thursday, May 8, 2008 at 4:00 p.m.

The attached notice of the annual meeting and proxy statement describes the formal business to be transacted at the meeting.

To ensure the greatest number of shareholders will be present either in person or by proxy, we ask that you mark, date, and sign the enclosed proxy card, and return it to us in the envelope provided as soon as possible. If you attend the meeting in person, you may revoke your proxy at the meeting and vote in person. You may revoke your proxy at any time before the proxy is exercised.

Sincerely,

Oliver D. Creekmore
President & Chief Executive Officer

P. O. Box 100, Windsor, VA 23487 ph. (757) 242-4422

NOTICE OF THE ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD MAY 8, 2008

Dear Shareholder:

The Annual Meeting of Shareholders of CNB Bancorp, Inc. will be held on Thursday, May 8, 2008 at 4:00 p.m. at Citizens National Bank for the following purposes:

(1)	To elect seven persons to serve as Class III directors for a three-year term;

(2)	To elect one person to serve as a Class I director for a one-year term; and

(3)	To transact such other business as may properly come before the meeting or any adjournments thereof.

The Board of Directors has fixed the close of business on March 27, 2008, as the record date for determining the shareholders who are entitled to notice of, and to vote at, the meeting.

We hope that you will be able to attend the meeting. We ask that you mark, date, sign, and return the enclosed proxy card as soon as possible whether or not you plan to attend the meeting. Promptly returning your proxy card will help ensure the greatest number of shareholders are present whether in person or by proxy.

If you attend the meeting in person, you may revoke your proxy at the meeting and vote your shares in person. You may also revoke your proxy at any other time before the proxy is exercised.

By Order of the Board of Directors,

Oliver D. Creekmore
President & Chief Executive Officer

April 7, 2008

CNB BANCORP, INC.

11407 Windsor Blvd., P.O. Box 100

Windsor, VA 23487

(757) 242-4422

PROXY STATEMENT FOR ANNUAL MEETING TO BE HELD MAY 8, 2008

INTRODUCTION

Time and Place of the Meeting

The Board of Directors of CNB Bancorp, Inc. (the “Company”) is furnishing this proxy statement in connection with its solicitation of proxies for use at the annual meeting of shareholders to be held on Thursday, May 8, 2008 at 4:00 p.m. at Citizens National Bank at the address above, and at any adjournments of the meeting.

Record Date and Mail Date

The close of business on March 27, 2008 is the record date for the determination of shareholders entitled to notice of and to vote at the meeting. We first mailed this proxy statement and the accompanying proxy card to shareholders on or about April 7, 2008.

Number of Shares Outstanding

As of the close of business on the record date, the Company had 10,000,000 shares of common stock, $.01 par value, authorized, of which 1,500,427 shares were issued and outstanding, and 1,000,000 shares of preferred stock, no par value, authorized, of which no shares were issued and outstanding. Each issued and outstanding share of common stock is entitled to one vote on all matters presented at the meeting.

VOTING AT THE ANNUAL MEETING

Proposals to Be Considered

Proposal 1: Election of Directors. Shareholders will be asked TO ELECT eight (8) persons to serve as directors of CNB Bancorp, Inc. until their successors are duly elected and qualified. The proposed directors are described on page 2.

Shareholders may also be asked to vote on other matters properly brought before the shareholders at the annual meeting.

Procedures for Voting by Proxy

If you properly sign, return and do not revoke your proxy, the persons appointed as proxies will vote your shares according to the instructions you have specified on the proxy card. If you sign and return your proxy card but do not specify how the persons appointed as proxies are to vote your shares, your proxy will be voted FOR the election of eight new directors and in the best judgment of the persons appointed as proxies as to all other matters properly brought before the Meeting.

You can revoke your proxy at any time before it is voted by (1) attending the Meeting and voting in person or (2) by delivering either a written revocation of the proxy or a duly executed proxy bearing a later date to Oliver D. Creekmore, President & Chief Executive Officer of CNB Bancorp, Inc., at 11407 Windsor Boulevard, Windsor, Virginia 23487.

Requirements for Shareholder Approval

A quorum will be present at the Meeting if at least a majority of the outstanding shares of common stock entitled to vote at the Meeting is represented in person or by valid proxy. We will count abstentions and broker non-votes, which are described below, in determining whether a quorum exists.

Abstentions. A shareholder who is present in person or by proxy at the Meeting and who abstains from voting on any or all proposals will be included in the number of shareholders present at the Meeting for the purpose of determining the presence of a quorum. Abstentions do not count as votes in favor of or against a given matter.

Broker Non-Votes. Brokers who hold shares for the accounts of their clients may vote these shares either as directed by their clients or in their own discretion if permitted by the exchange or other organization of which they are members. Proxies that contain a broker vote on one or more proposals but no vote on others are referred to as “broker non-votes” with respect to the proposal(s) not voted upon. Broker non-votes are included in determining the presence of a quorum. A broker non-vote, however, does not count as a vote in favor of or against a particular proposal for which the broker has no discretionary voting authority.

Approval Requirements. If a quorum is present at the meeting, director nominees shall be elected by a plurality of the votes cast by the shares entitled to vote in such election. Abstentions and broker non-votes will not be counted as votes against the election of any director nominee and will, therefore, have no effect on the outcome of his or her election as a Director of the Company.

Proxy Solicitation

CNB Bancorp will pay the cost of proxy solicitation. Our directors, officers and employees may, without additional compensation, solicit proxies by personal interview, telephone, fax, or otherwise. We will direct brokerage firms or other custodians, nominees or fiduciaries to forward our proxy solicitation material to the beneficial owners of common stock held of record by these institutions and will reimburse them for the reasonable out-of-pocket expenses they incur in connection with this process.

PROPOSAL 1

ELECTION OF DIRECTORS

CNB Bancorp’s Board of Directors is divided into three classes – Class I, Class II and Class III – each of which is as nearly equal in number as possible. Each class of directors serves a staggered three-year term. The term of each class expires at the annual meeting in the years indicated below and upon the election and qualification of the director’s successor. The Board of Directors has nominated seven (7) candidates to stand for re-election to the Board as Class III Directors and one candidate (1) to stand for election to the Board as a Class I Director. If elected, each of the Class III Directors will serve a three-year term expiring in 2011, while the Class I Director will serve a one-year term expiring in 2009.

The following table shows for each nominee: (a) his or her name, (b) his or her age at March 27, 2008, (c) his or her position(s) with CNB Bancorp, and (d) his or her principal occupation and business experience for the past five years. Except as otherwise indicated, each director has been engaged in his or her present principal occupation for more than five years.

NAME (AGE)	DIRECTOR SINCE	POSITION WITH THE COMPANY AND BUSINESS EXPERIENCE
	CLASS III—DIRECTOR NOMINEES
	(Nominated for Term Expiring 2011)

Allen E. Brown (62)	2001	Vice Chairman. Vice President and manager of Nu-Image Inc.

Brenton D. Burgess (50)	2004	Director. Principal of CPA firm, Burgess & Company, PC.

Marcia C. Patterson (49)	2001	Director. Property management.

Anna M. Nash (56)	2005	Director. Independent Private Duty Nurse; Tandem Health Care of Windsor – MDS Department; Vice President of Nash Trucking Company

Gerald D. Scheimberg (60)	2001	Director. President of Foot Care of Hampton Roads PC.

Susan Worrell O’Connell (38)	2001	Director. Principal and previous Program Support Specialist with Southeastern Cooperative Educational Programs.
Lester A. Younkins (68)	2005	Director. Retired – Mechanical Engineer; Manager-Product Development – ITW/Southland

CLASS I—DIRECTOR NOMINEE

(Nominated for Term Expiring 2009)

Dorothy L. Dalton (67)	2007	Director. Retired.

Shareholder Approval

Election of the above directors requires the affirmative vote of the holders of at least a plurality of the outstanding shares of common stock present or represented and entitled to vote at the Meeting. Proxies received which contain no instructions to the contrary will be voted FOR the election of the directors.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS YOUR VOTE IN FAVOR OF THE

ELECTION OF THE ABOVE DIRECTORS

Continuing Directors

The following table shows for each continuing director: (a) his or her name, (b) his or her age at December 31, 2007, (c) how long he or she has been a director of the Company, (d) his or her position(s) with the Company and the Bank, and (e) his or her principal occupation and business experience for the past five years. Except as otherwise indicated, each director has been engaged in his or her present principal occupation for more than five years.

CLASS I—CONTINUING DIRECTORS

(Term Expiring 2009)

NAME (AGE)	DIRECTOR SINCE	POSITION WITH THE COMPANY AND BUSINESS EXPERIENCE

Tommy J. Duncan (54)	2005	Director. Secretary/Treasurer of Custom Locators- USA, Inc.; Owner of Southeast Vending, LLC

Michael G. Smith (56)	2001	Director. President of M.G. Smith Building Company, Inc.

Robert E. Spencer, Jr. (66)	2004	Chairman. Thirty five years of banking experience, including 14 years as President/CEO of community banks and five years as a senior officer of an SEC reporting community bank.

CLASS II—CONTINUING DIRECTORS

(Term Expiring 2010)

NAME (AGE)	DIRECTOR SINCE	POSITION WITH THE COMPANY AND BUSINESS EXPERIENCE

D. C. (Hewitt) Bowman (79)	2005	Director. Broker for Coldwell Bankers Professional Realtors; Former Owner of Venture Properties, Inc.

Judy D. Brown (61)	2001	Director. Vice President – Marketing & Business Development of the Company. Thirty eight years experience in the banking industry.

Oliver D. Creekmore (63)	2005	Director. President & Chief Executive Officer of the Company. Thirty five years of banking experience ranging from lender to President & CEO in community bank setting.

Harold F. Demsko (47)	2001	Director. Practicing dentistry in Windsor since 1985.

William E. Goodwin (68)	2005	Director. Retired; Former Owner of Suffolk Sanitary Supply Co., Inc.

Gene Worrell (76)	2001	Director. Retired.

Meetings and Committees of the Board

During the year ended December 31, 2007, the Board of Directors of the Company held 6 meetings and the Board of Directors of the Bank held 13 meetings. Each of the incumbent directors, with the exception of Marcia C. Patterson, D. C. Bowman, William E. Goodwin, Anna M. Nash, William L. Shelton, and Lester A. Younkins attended at least 75% of the total number of meetings of the Company’s Board of Directors and committees of the board on which he or she serves. Although the Company does not have a formal policy regarding its directors’ attendance at the Annual Meeting of Shareholders, directors are expected and encouraged to attend the Annual Meeting. All of the directors of the Company attended the 2007 Annual Meeting except for William L. Shelton.

Executive Committee

The primary purpose of the Executive Committee is to provide a body which may act in place of the Board, with the full authority of the Board, when needed. Additionally, the Executive Committee may address matters deemed suitable for a Board level committee, but for which another committee has not been established. The Company’s Executive Committee consists of Michael G. Smith (Chairman), Robert E. Spencer, Jr., Allen E. Brown, Oliver D. Creekmore, Brenton D. Burgess, Marcia C. Patterson, Gerald Scheimberg, Harold F. Demsko, and Lester A. Younkins. The Executive Committee held six meetings during the year ended December 31, 2007.

Audit Committee

The Company, through the Bank, has an Audit Committee that recommends to the Bank’s, and therefore to the Company’s, Board of Directors the independent public accountants to be selected to audit the Bank’s and the Company’s annual financial statements and determines whether all audits and exams required by law are being performed fully, properly and in a timely fashion. The Audit Committee also evaluates internal accounting controls, reviews the adequacy of the internal audit budget, personnel and audit plan. The Bank’s Audit Committee consists of Brenton D. Burgess (Chairman), Susan W. O’Connell, Marcia C. Patterson, Gerald D. Scheimberg, Michael G. Smith, and Allen E. Brown. Each member of the committee is deemed to be an independent director under National Association of Securities Dealers’ listing standards currently in effect. The Audit Committee held three meetings during the year ended December 31, 2007.

Compensation Committee

The Compensation Committee is responsible to the Board of Directors for the human resources of the Bank, including staffing levels, overall salaries and benefits, adherence to HR policies, and other matters regarding Bank staff. The bank’s Compensation Committee consists of Marcia C. Patterson (Chairman), Allen E. Brown, Brenton D. Burgess, Harold F. Demsko, Susan W. O’Connell, and D.C. Bowman. The Compensation Committee held three meetings during the year ended December 31, 2007. The Compensation Committee does not have the ability to delegate authority to any other person or sub-committee.

Compensation Program Components: The Company’s compensation programs have been established with the primary objectives of maintaining and providing pay levels and incentive opportunities that are competitive and reflect the performance of its subsidiary bank. The primary components of year 2007 compensation are base salary, 401-K match, and stock option grants.

Salary: The base salary parameters were established through comparisons with organizations of similar size and complexity to the Company. Compensation levels were set with the objective of ensuring that executive officer base salaries, when considered as a part of total compensation, were adequate and competitive with the peer group of the Company and its subsidiary bank, based on asset size and region. For these purposes, the Committee did not engage any compensation consultants, but utilized the Virginia Bankers Association Salary, Benefits and Director Compensation Survey and American Bankers Association Compensation Survey.

Our President and Chief Executive Officer provides recommendations to the Committee regarding the amount of executive compensation for members of the Company’s senior management, but plays no role in determining or recommending the amount or form of compensation for the President and Chief Executive Officer position or directors.

Nominating Committee

The Board of Directors: The Company does not have a standing nominating committee and has not adopted a nominating committee charter. Rather, the full Board of Directors participates in the consideration of director nominees. Each of the Company’s directors is an independent director, except for Mr. Creekmore and Mrs. Brown, under the National Association of Securities Dealers’ definition of “independent director.” Since the Company is a small business issuer and only two of its seventeen directors are not independent, the Company believes a standing nominating committee is not necessary. The Board of Directors has not adopted a formal policy or process for identifying or evaluating nominees for the same reasons, but informally solicits and considers recommendations from a variety of sources, including other directors, members of the community, customers of the Bank, shareholders of the Company, and professionals in the financial services and other industries. Similarly, the Board of Directors does not prescribe any specific qualifications (other than those set forth in the Company’s Bylaws) or skills that a nominee must possess, although it considers the potential nominee’s business experience; knowledge of the Company and the financial services industry; experience in serving as a director of a financial institution or public company generally; wisdom, integrity and analytical ability; familiarity with and participation in the communities served by the Company; commitment to and availability for service as a director; and any other factors the Board of Directors deems relevant.

Nominations: Nominations, other than those made by or on behalf of the existing management of the Company shall be made in writing and shall be delivered or mailed to the President or Secretary of the Company not less than fourteen (14) days nor more than fifty (50) days prior to any meeting of shareholders called for the election of directors, provided that, however, if less than twenty-one (21) days notice of the meeting is given to shareholders, such nomination shall be mailed or delivered to the President or secretary of the Company no later than the close of business on the seventh (7th) day following the day on which the notice of meeting was mailed. Nominations by shareholders shall be made by written notice (a “Nomination Notice”), which shall set forth the following information: (1) as to each individual nominated, (i) the name, date of birth, business address and residence address of such individual, (ii) the business experience during the past five years of such nominee, including his or her principal occupations and employment during such period, the name and principal business of any corporation or other organization in which such occupations and employment were carried on, and such other information as to the nature of his or her responsibilities and level of professional competence as may be sufficient to permit assessment of his or her prior business experience, (iii) whether the nominee is or has ever been at any time a director, officer, or owner of 5% or more of any class of capital stock, partnership interests or other equity interest of any corporation, partnership or other entity, (iv) any directorships held by such nominee in any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or subject to the requirements of Section 15(d) of the Exchange Act or any Company registered as an investment company under the Investment Company Act of 1940, as amended, (v) whether such nominee has been convicted in a criminal proceeding or has been subject to a judgment, order, finding or decree of any federal, state or other governmental entity, concerning any violation of federal, state, or other law, or any proceeding in bankruptcy, which conviction, order, finding, decree or proceeding may be material to an evaluation of the ability or integrity of the nominee and (vi) such other information regarding each nominee as would be required to be included in a proxy statement filed pursuant to the Exchange Act had the nominee been nominated by the Board of Directors; and (2) as to the person submitting the Nomination Notice and any person acting in concert with such person (i) the name and business address of such person, (ii) the name and address of such person as they appear on the Company’s books (if they so appear), (iii) the class and number of shares of the Company that are beneficially owned by such person, (iv) a representation that the shareholder (A) is a holder of record of common stock of the Company entitled to vote at the meeting at which directors will be elected and (B) intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice and (v) a description of all arrangements or understandings between the shareholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the shareholder. A written consent to being named in a proxy statement as a nominee, and to serve as a director if elected, signed by the nominee, shall be filed with any Nomination Notice. If the presiding officer at any shareholders’ meeting determines that a nomination was not made in accordance with the procedures prescribed by the Company’s Bylaws, he or she shall so declare to the meeting and the defective nomination shall be disregarded.

Qualifications: Only persons (i) who are selected and recommended by the Board of Directors or who are nominated by shareholders in accordance with the procedures set forth immediately above and (ii) who own beneficially at least 500 shares of the Company’s common stock, and who have voting rights for at least 5,000 shares (up to 4,500 shares of which may be by assigned voting rights), shall be eligible to serve as directors. If the required voting rights are held by assignment, said assignment shall be in writing, notarized, shall be valid until revoked by the assignor, and shall be delivered to the Company’s President within 30 days of election or appointment as a director. If, at the date of election or appointment as a director, the director does not beneficially own 5,000 shares, the director agrees to acquire additional shares of the Company’s common stock so that such director then beneficially owns 5,000 shares over the next five (5) year period, provided said stock is reasonably available for acquisition.

Investment/ALM Committee

The Investment/ALM (Asset-Liability Management) Committee of the Bank is appointed to assist the Board in overseeing the Investments and ALM functions. The Committee reviews the investment portfolio on a periodic basis to verify that our investments are safe and sound, and to verify compliance with the Bank’s investment policies. In its ALM role, the Committee’s goals are to assist bank management to achieve and maintain an optimum and relatively stable net interest margin, a profitable after-tax return on assets and return on equity, and to maintain adequate liquidity. The Committee also monitors our interest rate sensitivity, with a goal of maintaining a relatively balanced position between rate sensitive assets and rate sensitive liabilities. The Bank’s Investment/ALM Committee consists of Gerald D. Schiemberg (Chairman), Gene E. Worrell, Allen E. Brown, Anna M. Nash, and Oliver D. Creekmore. During the year ended December 31, 2007, the Investment/ALM Committee held two meetings.

Loan Committee

The Loan Committee is responsible to the Board of Directors for overseeing and monitoring the overall lending functions of the Bank, including safety and soundness, compliance with bank policy, and the quality of the loan portfolio. The Loan Committee consists of Harold F. Demsko (Chairman), Gene E. Worrell, Oliver D. Creekmore, Judy D. Brown, D.C. Bowman, Anna M. Nash and Lester A. Younkins. The Loan Committee held thirteen meetings during the year ended December 31, 2007.

EXECUTIVE OFFICERS

The following table shows for each executive officer of the Company: (a) his or her name, (b) his or her age at December 31, 2007, (c) how long he or she has been an officer of the Company, and (d) his or her positions with the Company and the Bank:

NAME (AGE)	OFFICER SINCE	POSITION WITH THE COMPANY AND THE BANK

Oliver D. Creekmore (63)	2005	President & Chief Executive Officer; Director

Elizabeth T. Beale (35)	2003	Vice President, Chief Financial Officer and Cashier Compliance Officer

Judy D. Brown (61)	2003	Vice President – Marketing & Business Development

Jerry R. Bryant (58)	2003	Vice President and Senior Loan Officer

Robert E. Spencer, Jr. (65)	2004	Former Chief Executive Officer; Chairman of the Board

Summary Compensation Table

The following table shows information for 2007 with regard to compensation for services rendered in all capacities to the Company by its named Executive Officers. The table also shows information for 2006 with regard to compensation for services rendered in all capacities to the Company by its former Chief Executive Officer, Robert E. Spencer, Jr.

Name and Principal Position	Year		Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($) (1)		Total ($)
Oliver D. Creekmore, President & Chief Executive Officer	2007 2006		105,000 97,115	3,029 0	0	0	0	0	13,500 9,499	(2) (3)	121,529 106,314
Elizabeth T. Beale, Vice President, Chief Financial Officer, Cashier, and Compliance Officer	2007 2006		103,762 79,916	2,993 0	0	0	0	0	6,226 4,795		112,981 84,711
Judy D. Brown, Vice President – Marketing and Business Development	2007 2006		62,522 53,066	1,804 0	0	0	0	0	2,501 2,123		66,827 55,189
Jerry R. Bryant, Vice President – Senior Loan Officer	2007 2006		87,911 84,530	2,536 0	0	0	0	0	5,275 5,072		95,722 89,602
Robert E. Spencer, Jr., Former Chief Executive Officer	2006	(4)	16,162	0	0	0	0	0	970		17,132

(1)	Consists of contributions to the Company’s 401(k) made by the Company on behalf of executive.

(2)	Includes $7,200 automobile allowance.

(3)	Includes $3,600 automobile allowance.

(4)	For the period of January 1 – May 4, 2006, Mr. Spencer served as the Company’s CEO.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#)	Number of Securities Underlying Unexercised Options (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payment Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
	Exercisable	Unexercisable
Oliver D. Creekmore	1,800	0	0	8.67	12/14/2015	0	0	0	0
Elizabeth T. Beale	375	0	0	8.33	06/17/2014	0	0	0	0
	1,125	0	0	8.67	12/14/2015	0	0	0	0
Judy D. Brown	375	0	0	8.33	06/17/2014	0	0	0	0
	1,125	0	0	8.67	12/14/2015	0	0	0	0
Jerry R. Bryant	750	0	0	8.33	06/17/2014	0	0	0	0
	750	0	0	8.67	12/14/2015	0	0	0	0
Robert E. Spencer, Jr.	1,800	0	0	8.67	12/14/2015	0	0	0	0

Employment Agreement

Oliver D. Creekmore, President and Chief Executive of the Company, is employed pursuant to a written Employment Agreement dated March 14, 2005. The agreement is for an initial period of one year, which term shall automatically renew for successive additional one year terms unless the agreement is terminated in writing by either Mr. Creekmore or the Company with at least 60 days prior notice. As of March 26, 2008, Mr. Creekmore has given notice to the Company of his intended retirement, but has agreed to extend the 60 day notice period until a qualified replacement is in place. Under the terms of the agreement, Mr. Creekmore’s compensation includes:

•	A base salary of $97,115 per year;

•	Eligibility to receive an annual incentive bonus; and

•	Other customary benefits such as health and life insurance, use of an automobile, travel expenses and membership to business and social organizations.

Mr. Creekmore’s agreement also provides for a payment in the event of a change in control of the company, as well as non-competition and non-solicitation provisions.

DIRECTOR COMPENSATION

We have not compensated and do not intend to compensate the directors of the Company or Citizens National Bank separately for their services as directors until net profits of the Company and Citizens National Bank exceed net losses since inception on a cumulative basis. Thereafter, the Company and Citizens National Bank will adopt reasonable compensatory policies for their directors.

Organizing Directors’ Shares and Warrants

The Company issued to each organizing director a warrant to purchase one share of common stock for each share the organizer purchased in the Company’s initial public offering for which they are the beneficial holder, up to an aggregate of 102,500 (153,750 shares adjusted for 3-for-2 stock split in 2006) shares. During 2004, 4,500 vested warrants were exercised and 13,500 outstanding warrants were terminated (as adjusted for the 3-for-2 stock split). During 2007, 2,998 vested warrants were exercised and 41,627 outstanding warrants were terminated. The remaining 91,125 warrants, as adjusted for the 3-for-2 stock split in 2006, issued to organizing directors continue to be held by the organizing directors of the Company and vested fully in 2005 at an exercisable price of $6.67 per share.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table indicates the number of shares beneficially owned by the Company’s directors, director nominees, and executive officers, as of March 26, 2007. Information relating to beneficial ownership of the Company is based upon “beneficial ownership” concepts set forth in rules promulgated under the Securities Exchange Act of 1934, as amended. Under these rules a person is deemed to be a “beneficial owner” of a security if that person has or shares “voting power,” which includes the power to vote or to direct the voting of such security, or “investment power,” which includes the power to dispose or to direct the disposition of such security. All shares listed below refer to shares of common stock. Under the rules, more than one person may be deemed to be a beneficial owner of the same securities. A person is also deemed to be a beneficial owner of any security of which that person has the right to acquire beneficial ownership within sixty (60) days of March 26, 2007. Except as set forth below, the Company knows of no person who owns or controls, directly or indirectly, in excess of five percent of the outstanding common stock of the Company. Unless otherwise indicated, the address for each of the following beneficial owners is care of Citizens National Bank, P.O. Box 100, Windsor, Virginia 23487.

Name of Beneficial Owner Director and Director Nominees:	Amount and Nature of Beneficial Owner		Percent of Class(1)
Duncan, Tommy J.	135,380		8.66%
Goodwin, William E.	52,647		3.50%
Smith, Michael G.	39,909	(5)	2.63%
Demsko, Harold F.	37,125	(7)	2.45%
Spencer, Jr., Robert E.	31,800		2.12%
Worrell, Gene E.	28,875		1.91%
Brown, Judy D.	25,700	(6)	1.69%
O’Connell, Susan W.	25,125		1.66%
Patterson, Marcia C.	24,375		1.62%
Bowman, D. C. (Hewitt)	23,000		1.53%
Scheimberg, Gerald D.	22,875		1.52%
Burgess, Brenton D.	18,950	(3)	1.26%
Brown, Allen E.	18,713	(8)	1.24%
Nash, Anna M.	13,406		*
Younkins, Lester A.	11,399		*
Dalton, Dorothy L.	9,623		*
Creekmore, Oliver D. (2)	6,525		*

Executive Officer:
Elizabeth T. Beale	1,500		*
Jerry R. Bryant	9,700		*
All Directors, Director Nominees, and Executive Officers as a Group (21 persons)	536,627		32.03%

(*)	Less than 1%.

(1)	Percentages are based on 1,500,427 shares outstanding, plus the number of shares beneficially owned by the named persons in connection with the vested portion of his or her exercisable option and/or warrant that are not included in the 1,500,427, which additional number of shares equal 175,152.

(2)	Mr. Creekmore is also the President & Chief Executive Officer of the Company and Citizens National Bank.

(3)	Includes 18,000 shares owned by Patient Care, Inc, pursuant to a written voting agreement.

(4)	Other than Mr. Duncan, there are no other 5% owners.

(5)	5,750 shares pledged as collateral.

(6)	4,650 shares pledged as collateral.

(7)	20,625 shares pledged as collateral.

(8)	5.000 shares pledged as collateral.

The following table provides information regarding compensation plans under which equity securities of the Company are authorized for issuance. All data is presented as of December 31, 2007.

Equity Compensation Plan Table

	(a)		(b)	(c)
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	86,027		$7.21	40,228
Equity compensation plans not approved by security holders	91,125	(1)	$6.67	N/A
Total	177,152		$6.93	40,228

(1)	Represents 153,750 shares underlying organizers’ warrants issued in connection with the Company’s initial public offering, less those previously exercised or forfeited.

RELATIONSHIPS AND RELATED TRANSACTIONS

The Company and the Bank have banking and other business transactions in the ordinary course of business with directors and officers of the Company and the Bank and their affiliates, including members of their families, corporations, partnerships or other organizations in which such directors and officers have a controlling interest. These transactions take place on substantially the same terms (including price, interest rate and collateral) as those prevailing at the same time for comparable transactions with unrelated parties. In the opinion of management, these transactions do not involve more than the normal risk of collectibility or present other unfavorable features to the Company or the Bank. During 2007, the Bank engaged in the following material related party transactions: $125,000 to Gene E. Worrell, director, on December 17. All terms of these transactions were the substantially the same for comparable transactions with unrelated parties.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

During the fiscal year ended December 31, 2007, Section 16(a) of the Securities Exchange Act of 1934 required the Company’s directors and executive officers and persons who own beneficially more than 10% of the Company’s outstanding common stock to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in their ownership of the Company’s common stock. Directors, executive officers and greater than 10% shareholders are required to furnish the Company with copies of the forms they file. To our knowledge, during the fiscal year ended December 31, 2007, all of our directors and executive officers complied with all applicable Section 16(a) filing requirements.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

The following table shows the amounts paid by the Company to its independent auditors for the last three fiscal years.

Category	2007	2006	2005
Audit Fees (1)	$48,650	$68,211	$39,676
Audit Related Fees (2)	512	—	7,647
Tax Fees (3)	6,000	5,000	3,050

Total	$55,162	$73,211	$50,373

(1)	Audit of year end financial statements and review of quarterly and annual Forms 10-QSB and 10-KSB with the Securities and Exchange Commission. Includes review of filings related to stock offering.

(2)	Consultation concerning financial accounting and reporting standards.

(3)	Preparation of federal and state corporate income tax returns.

CODE OF ETHICS

The Company has adopted a Code of Ethics that applies to its principal executive, financial and accounting officers, as well as other employees. The Company has recently implemented an official website, www.cnbva.com, but does not yet have the Code of Ethics posted. The Company is in the process of posting this information to the website; however, in the interim a copy may be obtained, without charge, upon written request addressed to CNB Bancorp, Inc. at P.O. Box 100, Windsor, VA 23487, Attention: Corporate Secretary. The request may be delivered by letter to the address set forth above or by fax to the attention of the Company’s Corporate Secretary at 757-242-3733.

SHAREHOLDER PROPOSALS FOR 2009 ANNUAL MEETING

Shareholder proposals submitted for consideration at the Company’s 2009 annual meeting of shareholders must be received by the Company no later than December 31, 2008, to be included in the 2009 annual meeting proxy materials. If the Company does not receive timely notice of a shareholder proposal, proxies solicited by the management of the Company will confer discretionary authority upon the management of the Company to vote upon any such matter that is properly brought before the shareholders at the 2009 annual meeting.

OTHER MATTERS

The Board of Directors of the Company knows of no other matters that may be brought before the annual meeting. If, however, any matters other than those described in the Notice of Annual Meeting of Shareholders should properly come before the meeting, votes will be cast pursuant to the proxies in accordance with the best judgment of the proxy holders.

Whether or not you plan to attend the annual meeting, please complete, sign, date and return the enclosed proxy card promptly. An envelope has been provided for that purpose. No postage is required if the proxy card is mailed in the United States.

April 7, 2008

☒	PLEASE MARK VOTES	PROXY
	AS IN THIS EXAMPLE	CNB BANCORP, INC.	With-	For All
		For	hold	Except

SOLICITED BY THE BOARD OF DIRECTORS

FOR THE ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON MAY 8, 2008

The undersigned hereby appoints Oliver D. Creekmore, President & Chief Executive Officer, or Robert E. Spencer, Jr., Chairman, or either of them, as proxies, with the power to appoint his substitute, and hereby authorizes him to represent and to vote, as designated below, all of the common stock of CNB in 2009: Bancorp, Inc., which the undersigned would be entitled to vote if personally present at the Annual Meeting of shareholders to be held at Citizens National Bank located at 11407 Windsor Boulevard, Windsor, Virginia on May 8, 2008, at 4:00 p.m. and at any adjournments of the Annual Meeting, upon the proposals described in the accompanying notice of the Annual Meeting and the proxy statement relating to the Annual Meeting, receipt of which is hereby acknowledged.

		PROPOSAL 1: To elect seven persons as Class III Directors of CNB Bancorp, Inc. for a term expiring in 2011: ☐	☐	☐

Allen E. Brown        Brenton D. Burgess            Marcia C. Patterson

Anna M. Nash         Gerald D. Scheimberg        Susan W. O’Connell

Lester A. Younkins

To elect one person as a Class I Director of CNB Bancorp, Inc. for a term expiring in 2009:

Dorothy L. Dalton INSTRUCTION: TO WITHHOLD AUTHORITY to vote for any individual nominee, write that nominee’s name in the space provided:
THE BOARD OF DIRECTORS RECOMMENDS THE SHAREHOLDERS VOTE FOR PROPOSAL 1.
		PLEASE CHECK BOX IF YOU PLAN TO ATTEND THE MEETING.		☐

This proxy when properly executed will be voted in the manner directed by the undersigned shareholder. If no direction to the contrary is indicated, it will be voted FOR Proposal 1. Discretionary authority is hereby conferred as to all other matters which may come before the Annual Meeting.

This proxy may be revoked at any time before it is voted by delivering to the Secretary of CNB Bancorp, Inc., on or before the taking of the vote at the Annual Meeting, a written notice of revocation bearing a later date than the proxy or a later dated proxy relating to the same shares of CNB Bancorp, Inc., common stock, or by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not in itself constitute the revocation of a proxy. If this proxy is properly revoked as described above, then the power of such attorneys and proxies shall be deemed terminated and of no further force and effect.

	Please be sure to sign and date this Proxy in the box below.	Date

Stockholder sign above Co-holder (if any) sign above

+	+

¿ Detach above card, sign, date and mail in postage paid envelope provided. ¿

CNB BANCORP, INC.

If stock is held in the name of more than one person, all holders must sign. Signatures should correspond exactly with the name or names appearing on the stock certificate(s). When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Please mark, sign and date this Proxy, and return it in the enclosed return-addressed envelope. No postage necessary.

PLEASE RETURN PROXY AS SOON AS POSSIBLE

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.